Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Jacobs Engineering Group Inc. (the “Company”) on Form 10-Q for the quarter ended June 26, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Demetriou, Chief Executive Officer of the Company (principal executive officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Steven J. Demetriou
Steven J. Demetriou
Chief Executive Officer

August 3, 2020
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.